March 31, 2003

       Oppenheimer
       International Bond Fund



                                                              Semiannual
                                                                Report
                                                               --------
                                                              Management
                                                             Commentaries
[GRAPHIC]

Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

"During a period in which stocks continued to decline and some sectors of the bond market provided yields hovering near historical lows, we are satisfied that our approach to investing in the international bond market produced attractive total returns, including competitive income and positive levels of price appreciation."

                                                [LOGO] OppenheimerFunds(R)
                                                       The Right Way to Invest

HIGHLIGHTS

--------------------------------------------------------------------------------

Fund Objective
Oppenheimer International Bond Fund primarily seeks total return. As a secondary objective, the Fund seeks income when consistent with total return.

Fund Highlight
The Fund delivered positive relative results outperforming its benchmark, the Salomon Brothers Non-U.S. Dollar World Government Bond Index, for the six-month period that ended March 31, 2003. 1


Cumulative Total Returns*

          For the 6-Month Period
          Ended 3/31/03

          Without      With
          Sales Chg.   Sales Chg.
-----------------------------------
Class A   11.62%        6.31%
-----------------------------------
Class B   11.20         6.20
-----------------------------------
Class C   10.95         9.95
-----------------------------------
Class N   11.48        10.48


-----------------------------------

Average Annual Total Returns*

          For the 1-Year Period
          Ended 3/31/03

          Without      With
          Sales Chg.   Sales Chg.
-----------------------------------
Class A   21.81%       16.02%
-----------------------------------
Class B   20.89        15.89
-----------------------------------
Class C   20.63        19.63
-----------------------------------
Class N   21.22        20.22


-----------------------------------

Standardized Yields 2

          For the 30 Days
          Ended 3/31/03
-----------------------------------
Class A   2.48%
-----------------------------------
Class B   1.76
-----------------------------------
Class C   1.85
-----------------------------------
Class N   2.26
-----------------------------------

    CONTENTS

 1  Letter to Shareholders

 2  An Interview
    with Your Fund's
    Manager

 8  Financial
    Statements

36  Trustees and Officers


1. The Fund's performance is compared to the Salomon Brothers Non-U.S. Dollar World Government Bond Index, a market-capitalization-weighted index that tracks the performance of 13 government bond markets in developed countries, which had a six-month return (ended 3/31/03) of 10.02%.
2. Standardized yield is based on net investment income for the 30-day period ended March 31, 2003. Falling share prices will tend to artificially raise yields.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. *See Notes on page 6 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,


It is nearly impossible to reflect on the past six months without thinking about the war with Iraq. We experienced a range of emotions in the days leading up to the war and especially as the media brought the war into our homes, as never before.
   At OppenheimerFunds, we face the difficult task of looking beyond the war to see its long-term impact, together with other factors, on the global economy, the financial markets and, in the end, your investment with us. It's a responsibility that we take very seriously and becomes our primary focus during uncertain times like these.
   It is our strong belief that investors can be well served by this professional insight and by the guidance provided by a financial advisor. In partnership with OppenheimerFunds, your financial advisor can help you navigate through this volatile and sometimes unpredictable environment. We encourage you to continue to work closely with your advisor to develop and implement an investment plan that fits your goals and risk tolerance.
   On our end, we continue to be the home to some of the most experienced and talented investment professionals in the industry. They remain focused on proven methods that drive informed, intelligent investment decisions. It is an approach we are proud of and one that has served investors well in a variety of market conditions.
   We've found that in good times and bad, the fundamental principles of investing remain key for financial success. These principles--investing according to your goals, diversifying your portfolio and benefiting from the value of professional investment advice--are simple ideas that have proven themselves over time, and, we believe, will prove themselves again.
   We thank you for your continued confidence in OppenheimerFunds and encourage you to visit our website, www.oppenheimerfunds.com, or speak with your advisor for up to date information on your investments and the markets.

Sincerely,


/S/ James C. Swain           /S/ John V. Murphy
James C. Swain               John V. Murphy
April 22, 2003

[PHOTOS]
James C. Swain and John V. Murphy

James C. Swain
Chairman
Oppenheimer
International Bond Fund

John V. Murphy
President
Oppenheimer
International Bond Fund



These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

                    1 | OPPENHEIMER INTERNATIONAL BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q

How did Oppenheimer International Bond Fund perform during the six-month period that ended March 31, 2003?
A. We are pleased with the Fund's performance on both an absolute and relative basis. 3 During a period in which stocks continued to decline and some sectors of the bond market provided yields hovering near historical lows, we are satisfied that our approach to investing in the international bond market produced attractive total returns, including competitive income and positive levels of price appreciation.

To what do you attribute the Fund's strong performance?
The Fund's returns were driven by a number of factors. First, a sluggish global economy was met with concern by a number of central banks, leading to a reduction of key short-term interest rates during the reporting period. Lower interest rates led to lower yields on many newly issued government bonds, making existing bonds more valuable.
   In addition, many international bond markets benefited from the effects of generally declining stock prices. As equity investors became more risk averse, they shifted assets from stocks to bonds. Rising investor demand for fixed income investments put upward pressure on bond prices.
   Finally, the Fund was positively influenced by changes in currency exchange rates. The U.S. dollar continued to lose value relative to the euro and yen. As a result, investments denominated in euros and yen became more valuable in terms of U.S. dollars.
Where did the Fund find the most attractive returns during the reporting period? The Fund continued to receive strong results from its holdings in emerging markets. Particularly impressive were bonds from Latin American nations, such as Brazil. After hitting a low point earlier in 2002, Brazilian bonds began to recover strongly, driven

[sidebar]
Portfolio Manager
Ruggero de'Rossi



3. The Fund's performance is compared to the Salomon Brothers Non-U.S. Dollar World Government Bond Index, a market-capitalization-weighted index that tracks the performance of 13 government bond markets in developed countries, which had a six-month return (ended 3/31/03) of 10.02%.

                    2 | OPPENHEIMER INTERNATIONAL BOND FUND
higher by optimism surrounding the election of a new president who appears to be committed to reforming the nation's social security and tax systems. Although some investors were initially concerned about the new president's unorthodox views, he has proven to be moderate in his appointments of finance ministers, economists and central bankers.
   In addition, the Fund has received strong returns from oil-producing nations, such as Russia, Ecuador and Mexico. Bonds from these countries benefited from higher oil prices during the reporting period. Russia continues to be the single largest nation represented in the Fund primarily because we believe it continues to benefit from previous reforms and its emergence as one of the world's major oil producers.
   The Fund held relatively few investments from emerging markets in Asia, mainly because of low yields and concerns regarding the effects of the sluggish economy on the region's exports. Therefore, the Fund's positions in Asia have focused primarily on more stable countries, such as Malaysia. It is important to remember that investing in foreign securities poses additional risks, such as currency fluctuations and higher expenses. Emerging markets are particularly volatile.

How did the developed markets fare during the reporting period?
The major, industrialized markets of Europe generally posted competitive fixed-income returns, but to a lesser degree than the emerging markets. The erosion of the U.S. dollar relative to the euro has begun to reduce pressure on Europe's current account deficits. At the same time, Europe's relatively high interest rates have attracted investment capital from other parts of the world. These influences have generally supported the region's bond prices in terms of U.S. dollars, and the Fund's relatively heavy exposure to the region benefited its performance.
   On the other hand, Japan continues to struggle with the deflationary forces that have kept its economy mired in recession for many years. In the absence of fundamental banking

                    3 | OPPENHEIMER INTERNATIONAL BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

reform, very low interest rates in Japan have so far failed to rekindle economic growth, and we believe that bond yields have been unattractively low compared to other parts of the world.

How was the Fund managed in this environment?
Despite the positive trends just discussed, we have adopted a more cautious approach. That's because we have become increasingly concerned about the potentially adverse effects of rising international tensions and war, especially in the Middle East. When the United Nations passed resolution 1441 late in 2002, which called for Iraq to disarm, we began to reduce the Fund's relatively heavy exposure to the emerging markets, which tend to be more volatile in times of war. Instead, we generally increased the Fund's exposure to the developed nations of Europe, where we believe that relatively high interest rates have more room to fall, providing the potential for price appreciation among its bonds. We also reduced the Fund's modest exposure to South Korean bonds because of rising tensions between the United States and North Korea. While these changes limited the Fund's participation in the period's emerging-markets rally, we believe it is a prudent course in today's geopolitical climate.

What is your outlook for the foreseeable future?
In our view, the future is clouded by war in Iraq, which began toward the end of the reporting period. If the fighting ends relatively quickly, we believe that global economic growth may begin to accelerate. A successful end to the standoff may boost confidence among consumers and corporations, causing the former to spend more readily and the latter to rebuild depleted inventories. Under such a scenario, we might consider adopting a less cautious approach, emphasizing regions that we believe are likely to benefit most from a stronger global economy.
   However, we take very seriously our responsibility to help shareholders seek to preserve capital. Accordingly, we have

Average Annual
Total Returns with
Sales Charge

For the Periods Ended 3/31/03 4

Class A        Since
1-Year  5-Year Inception
----------------------------
16.02%  6.25%   8.18%

Class B        Since
1-Year  5-Year Inception
----------------------------
15.89%  6.21%   8.22%

Class C        Since
1-Year  5-Year Inception
----------------------------
19.63%  6.46%   8.00%

Class N        Since
1-Year  5-Year Inception
----------------------------
20.22%  N/A    11.66%

4. See Notes on page 6 for further details.

                    4 | OPPENHEIMER INTERNATIONAL BOND FUND
continued to emphasize broad diversification among regions and issuers to help reduce the risks of unexpected surprises on the overall portfolio. In addition, we are mindful that interest rates may begin to rise in a stronger economy, and we are prepared to take steps to manage adverse effects that might result. We believe that this conservative approach to international fixed-income investing is part of what makes Oppenheimer International Bond Fund part of The Right Way to Invest.


Regional Allocation 5

[PIE CHART]
o Europe          40.8%
o Latin
  America         22.9
o Asia            17.4
o Emerging
  Europe           9.0
o U.S./Canada      5.7
o Middle East/
  Africa           4.2


Top Ten Geographical Holdings 5
--------------------------------------------------------------
Mexico                                                  10.8%
--------------------------------------------------------------
Japan                                                    8.0
--------------------------------------------------------------
Belgium                                                  6.1
--------------------------------------------------------------
Russia                                                   5.8
--------------------------------------------------------------
Germany                                                  5.7
--------------------------------------------------------------
France                                                   4.8
--------------------------------------------------------------
The Netherlands                                          4.8
--------------------------------------------------------------
Finland                                                  4.4
--------------------------------------------------------------
United States                                            4.0
--------------------------------------------------------------
Austria                                                  3.9

5. Portfolio's holdings and allocations are subject to change. Percentages are as of March 31, 2003, and are based on total market of investments.

                    5 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES

--------------------------------------------------------------------------------

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 6/15/95. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.

Class B shares of the Fund were first publicly offered on 6/15/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 6/15/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                    6 | OPPENHEIMER INTERNATIONAL BOND FUND

                                                          Financial Statements
                                                                    Pages 8-35






                    7 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS  March 31, 2003 / Unaudited

                                                                       Principal    Market Value
                                                                         Amount      See Note 1
------------------------------------------------------------------------------------------------
 U.S. Government Obligations--0.5%
 Federal Home Loan Mortgage Corp. Sr. Unsub. Nts., 4.75%, 1/15/13 1
 (Cost $2,370,308)                                                     $2,120,000    $2,394,623

------------------------------------------------------------------------------------------------
 Foreign Government Obligations--79.6%
------------------------------------------------------------------------------------------------

 Argentina--1.1%
 Argentina (Republic of) Bonds:
 1.369%, 8/3/12 2                                                         840,000       372,960
 11.375%, 3/15/10 3,4,5                                                 2,255,000       552,475
 11.75%, 6/15/15 3,4                                                    4,605,000     1,174,275
------------------------------------------------------------------------------------------------
 Argentina (Republic of) Unsec. Unsub. Bonds:
 11.75%, 4/7/09 3,4                                                     5,955,000     1,518,525
 Series 2018, 3.063%, 6/19/18 3,4                                           5,306         1,088
------------------------------------------------------------------------------------------------
 Argentina (Republic of) Unsub. Bonds, Series 2031,
 2.79%, 6/19/31 3,4                                                     3,500,120       691,274
------------------------------------------------------------------------------------------------
 Buenos Aires (Province of) Bonds, Bonos de Consolidacion de Deudas,
 Series PBA1, 3.257%, 4/1/07 3,4,5 [ARP]                                2,307,630       583,991
                                                                                    ------------
                                                                                      4,894,588

------------------------------------------------------------------------------------------------
 Austria--3.8%
 Austria (Republic of) Bonds, Series 98-1, 5%, 1/15/08 [EUR]            2,660,000     3,117,384
------------------------------------------------------------------------------------------------
 Austria (Republic of) Nts.:
 3.40%, 10/20/04 [EUR]                                                  1,580,000     1,748,578
 4.30%, 7/15/03 5 [EUR]                                                   940,000     1,030,139
 5.50%, 10/20/07 [EUR]                                                  3,330,000     3,987,182
 Series 98-3, 3.90%, 10/20/05 [EUR]                                       865,000       974,031
------------------------------------------------------------------------------------------------
 Austria (Republic of) Sr. Unsec. Unsub. Nts., Series MTN1,
 5%, 7/15/12 [EUR]                                                      5,790,000     6,774,811
                                                                                    ------------
                                                                                     17,632,125

------------------------------------------------------------------------------------------------
 Belgium--6.0%
 Belgium (Kingdom of) Bonds:
 5%, 9/28/11 [EUR]                                                      5,440,000     6,367,091
 Series 19, 6.50%, 3/31/05 [EUR]                                        6,705,000     7,879,135
 Series 26, 6.25%, 3/28/07 [EUR]                                        6,560,000     7,997,937
------------------------------------------------------------------------------------------------
 Belgium (Kingdom of) Debs., 7.25%, 4/29/04 [EUR]                       4,960,000     5,690,547
                                                                                    ------------
                                                                                     27,934,710

------------------------------------------------------------------------------------------------
 Brazil--2.5%
 Brazil (Federal Republic of) Debt Capitalization Bonds,
 Series 20 yr., 8%, 4/15/14                                            10,319,216     8,203,777
------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Debt Conversion Bonds,
 Series 18 yr., 2.625%, 4/15/12 2                                       1,900,000     1,265,875
------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Unsec. Unsub. Bonds,
 11%, 8/17/39                                                           3,000,200     2,272,651
                                                                                    ------------
                                                                                     11,742,303

------------------------------------------------------------------------------------------------
 Bulgaria--0.6%
 Bulgaria (Republic of) Interest Arrears Debs.,
 Series PDI, 2.188%, 7/28/11 2                                          2,947,200     2,807,208


                    8 | OPPENHEIMER INTERNATIONAL BOND FUND


                                                                Principal    Market Value
                                                                 Amount      See Note 1

----------------------------------------------------------------------------------------
 Canada--1.7%
 Canada (Government of) Bonds:
 5.50%, 6/1/10 [CAD]                                            5,355,000    $3,782,994
 6%, 6/1/11 [CAD]                                               5,375,000     3,903,055
                                                                             -----------
                                                                              7,686,049

----------------------------------------------------------------------------------------
 Chile--0.2%
 Chile (Republic of) Nts., 7.125%, 1/11/12                        875,000       980,525
----------------------------------------------------------------------------------------
 Colombia--1.0%
 Colombia (Republic of) Bonds:
 9.75%, 4/23/09                                                   660,000       688,050
 10%, 1/23/12                                                      31,000        31,930
 10.375%, 1/28/33                                               3,155,000     3,115,562
----------------------------------------------------------------------------------------
 Colombia (Republic of) Unsec. Unsub. Bonds, 8.375%, 2/15/27      685,000       566,838
                                                                             -----------
                                                                              4,402,380

----------------------------------------------------------------------------------------
 Dominican Republic--0.4%
 Dominican (Republic of) Unsec. Unsub. Bonds, 9.50%, 9/27/06    1,570,000     1,677,937
----------------------------------------------------------------------------------------
 Ecuador--0.5%
 Ecuador (Republic of) Unsec. Bonds, 6%, 8/15/30 2              4,585,000     2,420,880
----------------------------------------------------------------------------------------
 El Salvador--1.1%
 El Salvador (Republic of) Bonds:
 7.75%, 1/24/23 6                                               1,250,000     1,331,250
 7.75%, 1/24/23 6                                               2,680,000     2,854,200
----------------------------------------------------------------------------------------
 El Salvador (Republic of) Unsec. Nts., 8.50%, 7/25/11 6          760,000       847,400
                                                                             -----------
                                                                              5,032,850

----------------------------------------------------------------------------------------
 Finland--4.3%
 Finland (Republic of) Bonds, 5%, 4/25/09 [EUR]                 5,540,000     6,532,979
----------------------------------------------------------------------------------------
 Finland (Republic of) Sr. Unsec. Unsub. Bonds:
 2.75%, 7/4/06 [EUR]                                            9,550,000    10,401,577
 5%, 7/4/07 [EUR]                                               2,605,000     3,054,518
                                                                             -----------
                                                                             19,989,074

----------------------------------------------------------------------------------------
 France--4.7%
 France (Government of) Treasury Nts.:
 3.50%, 7/12/04 [EUR]                                           5,180,000     5,735,309
 3.50%, 1/12/05 [EUR]                                           7,090,000     7,881,399
 3.75%, 1/12/07 [EUR]                                           7,345,000     8,234,591
                                                                             -----------
                                                                             21,851,299

----------------------------------------------------------------------------------------
 Germany--5.6%
 Germany (Republic of) Bonds:
 3%, 12/10/04 [EUR]                                             2,385,000     2,627,756
 Series 01, 5%, 7/4/11 [EUR]                                    3,635,000     4,264,000
 Series 02, 5%, 7/4/12 [EUR]                                    6,450,000     7,556,255
 Series 139, 4%, 2/16/07 [EUR]                                  5,660,000     6,389,888
 Series 140, 4.50%, 8/17/07 [EUR]                               1,555,000     1,787,426
----------------------------------------------------------------------------------------
 Treuhandanstalt Gtd. Nts., 6.75%, 5/13/04 [EUR]                2,815,000     3,218,250
                                                                             -----------
                                                                             25,843,575

                    9 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                       Principal    Market Value
                                                                        Amount       See Note 1
-------------------------------------------------------------------------------------------------
 Great Britain--1.7%
 United Kingdom Treasury Nts., 7.50%, 12/7/06 [GBP]                    4,330,000      $7,692,897
-------------------------------------------------------------------------------------------------
 Greece--3.6%
 Greece (Republic of) Bonds:
 3.50%, 4/18/08 [EUR]                                                  2,855,000       3,135,735
 5.35%, 5/18/11 [EUR]                                                 11,530,000      13,712,553
                                                                                   --------------
                                                                                      16,848,288

-------------------------------------------------------------------------------------------------
 Guatemala--0.6%
 Guatemala (Republic of) Nts.:
 8.50%, 8/3/07 5                                                          45,000          48,263
 10.25%, 11/8/11 6                                                       160,000         181,600
 10.25%, 11/8/11                                                       2,275,000       2,582,125
                                                                                   --------------
                                                                                       2,811,988

-------------------------------------------------------------------------------------------------
 Hungary--1.6%
 Hungary (Government of) Bonds:
 Series 05/I, 8.50%, 10/12/05 [HUF]                                  975,000,000       4,480,989
 Series 13/D, 6.75%, 2/12/13 [HUF]                                   625,000,000       2,821,442
                                                                                   --------------
                                                                                       7,302,431

-------------------------------------------------------------------------------------------------
 Italy--1.7%
 Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
 4%, 3/1/05 [EUR]                                                      1,135,000       1,273,686
 4.50%, 7/15/03 [EUR]                                                    725,000         795,708
 4.50%, 7/1/04 [EUR]                                                   3,765,000       4,216,829
 5%, 10/15/07 [EUR]                                                    1,450,000       1,701,217
                                                                                   --------------
                                                                                       7,987,440

-------------------------------------------------------------------------------------------------
 Ivory Coast--0.1%
 Ivory Coast (Government of) Past Due Interest Bonds,
 693.50%, 3/29/18 [FRF]                                               16,007,500         446,033
-------------------------------------------------------------------------------------------------
 Japan--6.0%
 Japan (Government of) Bonds:
 2 yr., Series 189, 0.10%, 10/20/03 [JPY]                            259,000,000       2,185,245
 4 yr., Series 58, 0.80%, 12/22/03 [JPY]                             280,000,000       2,374,694
 6 yr., Series 27, 1%, 9/20/04 [JPY]                               1,349,000,000      11,536,385
 10 yr., Series 172, 4.20%, 9/20/04 [JPY]                          1,307,900,000      11,599,919
                                                                                   --------------
                                                                                      27,696,243

-------------------------------------------------------------------------------------------------
 Mexico--7.1%
 United Mexican States Collateralized Fixed Rate Par Bonds:
 Series A, 6.25%, 12/31/19                                             7,075,000       7,068,456
 Series B, 6.25%, 12/31/19                                             1,970,000       1,968,178
-------------------------------------------------------------------------------------------------
 United Mexican States Nts.:
 7.50%, 1/14/12                                                        3,645,000       3,983,074
 8.125%, 12/30/19                                                      5,490,000       5,918,220
 8.375%, 1/14/11                                                       3,565,000       4,117,575
 Series A, 9.875%, 2/1/10                                                660,000         820,050
-------------------------------------------------------------------------------------------------
 United Mexican States Sr. Nts., 8.625%, 3/12/08                       7,565,000       8,907,787
                                                                                   --------------
                                                                                      32,783,340


                    10 | OPPENHEIMER INTERNATIONAL BOND FUND

                                                                        Principal    Market Value
                                                                          Amount     See Note 1
-------------------------------------------------------------------------------------------------
 New Zealand--2.7%
 New Zealand (Government of) Bonds, Series 205,
 6.50%, 2/15/05 [NZD]                                                   21,965,000   $12,411,825
-------------------------------------------------------------------------------------------------
 Nigeria--0.1%
 Nigeria (Federal Republic of) Promissory Nts.,
 Series RC, 5.092%, 1/5/10                                                 803,642       561,663
-------------------------------------------------------------------------------------------------
 Panama--1.0%
 Panama (Republic of) Bonds:
 8.875%, 9/30/27                                                           685,000       703,837
 9.375%, 1/16/23                                                           415,000       437,825
 9.375%, 4/1/29                                                            257,000       282,315
-------------------------------------------------------------------------------------------------
 Panama (Republic of) Interest Reduction Bonds, 5%, 7/17/14 2            3,488,285     3,113,294
-------------------------------------------------------------------------------------------------
 Panama (Republic of) Past Due Interest Debs., 20 yr.,
 2.25%, 7/17/16 2                                                          160,360       131,896
                                                                                    -------------
                                                                                       4,669,167

-------------------------------------------------------------------------------------------------
 Peru--1.2%
 Peru (Republic of) Sr. Nts., Zero Coupon, 4.53%, 2/28/16 7              9,677,462     5,404,862
-------------------------------------------------------------------------------------------------
 Philippines--1.9%
 Philippines (Republic of) Nts., 10.625%, 3/16/25                        6,140,000     6,140,000
-------------------------------------------------------------------------------------------------
 Philippines (Republic of) Unsec. Bonds, 9.875%, 1/15/19                 2,919,000     2,824,133
                                                                                    -------------
                                                                                       8,964,133

-------------------------------------------------------------------------------------------------
 Poland--0.1%
 Poland (Republic of) Past Due Interest Bonds, 7%, 10/27/14 2              438,273       440,464
-------------------------------------------------------------------------------------------------
 Portugal--3.5%
 Portugal (Republic of) Obrig Do Tes Medio Prazo Unsec. Bonds,
 5.375%, 6/23/08 [EUR]                                                   9,345,000    10,912,092
-------------------------------------------------------------------------------------------------
 Portugal (Republic of) Obrig Do Tes Medio Prazo Unsec. Unsub. Bonds,
 5.85%, 5/20/10 8 [EUR]                                                  4,135,000     5,089,166
                                                                                    -------------
                                                                                      16,001,258

-------------------------------------------------------------------------------------------------
 Russia--4.8%
 Deutsche Bank AG, OAO Gazprom Loan Participation Nts.,
 9.10%, 12/17/03                                                         2,910,000     3,051,717
-------------------------------------------------------------------------------------------------
 Russian Federation Unsec. Unsub. Nts., 10%, 6/26/07                     2,015,000     2,382,737
-------------------------------------------------------------------------------------------------
 Russian Federation Unsub. Nts., 5%, 3/31/30 2                          11,796,000    10,233,030
-------------------------------------------------------------------------------------------------
 Russian Ministry of Finance Unsec. Debs.,
 Series IV, 3%, 5/14/03 5                                                6,715,000     6,707,446
                                                                                    -------------
                                                                                      22,374,930

-------------------------------------------------------------------------------------------------
 South Africa--0.4%
 South Africa (Republic of) Unsec. Nts.:
 7.375%, 4/25/12                                                           855,000       964,012
 8.50%, 6/23/17                                                            535,000       637,988
 9.125%, 5/19/09                                                            20,000        24,400
                                                                                    -------------
                                                                                       1,626,400

-------------------------------------------------------------------------------------------------
 Sweden--0.6%
 Sweden (Kingdom of) Debs., Series 1040, 6.50%, 5/5/08 [SEK]            21,925,000     2,860,895



                    11 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                 Principal    Market Value
                                                                   Amount       See Note 1
------------------------------------------------------------------------------------------
 The Netherlands--4.7%
 The Netherlands (Government of) Bonds:
 4%, 7/15/05 [EUR]                                                2,255,000   $ 2,536,198
 5%, 7/15/11 [EUR]                                                3,820,000     4,486,015
 5.75%, 1/15/04 [EUR]                                             5,190,000     5,811,141
 Series 1, 5.75%, 2/15/07 [EUR]                                   7,455,000     8,935,370
                                                                              ------------
                                                                               21,768,724

------------------------------------------------------------------------------------------
 Trinidad & Tobago--0.2%
 Trinidad & Tobago (Republic of) Nts., 9.875%, 10/1/09 5            670,000       809,025
------------------------------------------------------------------------------------------
 Turkey--1.6%
 Turkey (Republic of) Bonds, 11.75%, 6/15/10                      1,765,000     1,610,562
------------------------------------------------------------------------------------------
 Turkey (Republic of) Nts., 10.50%, 1/13/08                       2,165,000     1,964,738
------------------------------------------------------------------------------------------
 Turkey (Republic of) Sr. Unsub. Bonds, 12.375%, 6/15/09          4,300,000     4,052,750
                                                                              ------------
                                                                                7,628,050

------------------------------------------------------------------------------------------
 Ukraine--0.9%
 Ukraine (Republic of) Sr. Unsec. Nts., 11%, 3/15/07              3,798,310     4,175,293
------------------------------------------------------------------------------------------
 Venezuela--0.0%
 Venezuela (Republic of) Collateralized Par Bonds,
 Series W-B, 6.75%, 3/31/20                                         159,000       122,430
                                                                              ------------
 Total Foreign Government Obligations (Cost $357,568,896)                     368,283,282

------------------------------------------------------------------------------------------
 Loan Participations--1.6%

 Algeria (Republic of) Loan Participation Nts.,
 2.188%, 3/4/10 2,5                                                 948,500       885,662
------------------------------------------------------------------------------------------
 Deutsche Bank AG, Indonesian Rupiah Loan Participation Nts.:
 2.636%, 5/21/04 5,9                                              5,390,000     3,799,950
 2.636%, 3/25/05 9                                                2,660,000     1,808,800
 2.636%, 12/14/13                                                   495,000       282,150
------------------------------------------------------------------------------------------
 Morocco (Kingdom of) Loan Participation Agreement, Tranche A,
 2.188%, 1/1/09 2,5                                                 780,000       723,450
                                                                              ------------
 Total Loan Participations (Cost $7,099,305)                                    7,500,012

------------------------------------------------------------------------------------------
 Corporate Bonds and Notes--3.6%

 Capital Gaming International, Inc., 11.50%
 Promissory Nts., 8/1/1995 3,4,5                                      2,000            --
------------------------------------------------------------------------------------------
 Chohung Bank, 11.875% Sub. Nts., 4/1/10 2                           70,000        79,450
------------------------------------------------------------------------------------------
 Fuji JGB Investment LLC, 9.87% Non-Cum. Bonds,
 Series A, 12/31/49 2,6                                           8,224,000     7,961,383
------------------------------------------------------------------------------------------
 Hanvit Bank, 12.75% Unsec. Sub. Nts., 3/1/10 2                   2,757,000     3,149,738
------------------------------------------------------------------------------------------
 Mexican Williams Sr. Nts., 1.408%, 11/15/08 2,5                    500,000       522,500
------------------------------------------------------------------------------------------
 Ongko International Finance Co. BV, 10.50%
 Sec. Nts., 3/29/04 3,4,5                                           550,000         4,125
------------------------------------------------------------------------------------------
 Pemex Project Funding Master Trust, 8.50%
 Unsub. Nts., 2/15/08                                               725,000       821,969
------------------------------------------------------------------------------------------
 Petroliam Nasional Berhad, 7.125% Unsub. Nts.,
 10/18/06 6                                                       1,050,000     1,182,439
------------------------------------------------------------------------------------------
 Petronas Capital Ltd.:
 7.875% Nts., 5/22/22                                             2,435,000     2,593,375
 7.875% Nts., 5/22/22 6                                             435,000       467,075
                                                                              ------------
 Total Corporate Bonds and Notes (Cost $16,681,879)                            16,782,054


                    12 | OPPENHEIMER INTERNATIONAL BOND FUND

                                                                                              Principal    Market Value
                                                                                                Amount      See Note 1
----------------------------------------------------------------------------------------------------------------------
 Common Stocks--0.9%
 i Shares MSCI Hong Kong Index Fund                                                                 225   $     1,539
----------------------------------------------------------------------------------------------------------------------
 JSC Mining & Metallurgical Company Norilsk Nickel,  Sponsored ADR 4                             16,630       427,391
----------------------------------------------------------------------------------------------------------------------
 LUKOIL, Sponsored ADR 4                                                                          7,070       391,399
----------------------------------------------------------------------------------------------------------------------
 OAO Gazprom, Sponsored ADR 4                                                                    32,845       394,140
----------------------------------------------------------------------------------------------------------------------
 Sibneft, Sponsored ADR                                                                          47,810     1,004,010
----------------------------------------------------------------------------------------------------------------------
 Surgutneftegaz, Sponsored ADR                                                                   25,985       379,381
----------------------------------------------------------------------------------------------------------------------
 Vimpel-Communications, Sponsored ADR 4                                                          11,540       398,130
----------------------------------------------------------------------------------------------------------------------
 YUKOS, Sponsored ADR                                                                             6,445       943,806
                                                                                                          ------------
 Total Common Stocks (Cost $4,128,826)                                                                      3,939,796


                                                                                               Units
----------------------------------------------------------------------------------------------------------------------
 Rights, Warrants and Certificates--1.5%

 Chesapeake Energy Corp. Wts., Exp. 9/1/04 4                                                         66            --
----------------------------------------------------------------------------------------------------------------------
 ICG Communications, Inc. Wts., Exp. 9/15/05 4,5                                                    495             5
----------------------------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd. Wts., Exp. 1/15/07 4,5                                            50            --
----------------------------------------------------------------------------------------------------------------------
 Mexico Value Rts., Exp. 6/30/03 4,5                                                             70,000            34
----------------------------------------------------------------------------------------------------------------------
 Microcell Telecommunications, Inc. Wts., Exp. 6/1/06 4,6                                           100            26
----------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc. All Country Asia Free (except for Japan)
 Provisional Index Wts., Exp. 6/5/03 4                                                          357,965     2,931,304
----------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc. All Country Asia Free (except for Japan)
 Wts., Exp. 3/4/05 4                                                                            427,760     4,078,221
----------------------------------------------------------------------------------------------------------------------
 Protection One, Inc. Wts., Exp. 6/30/05 4,5                                                        640            --
                                                                                                          ------------
 Total Rights, Warrants and Certificates (Cost $7,993,355)                                                  7,009,590

                                                                                            Principal
                                                                                              Amount
----------------------------------------------------------------------------------------------------------------------
 Structured Notes--11.0%

 Credit Suisse First Boston Corp. (Nassau Branch), U.S. Dollar/Philippine
 Peso Linked Nts., 12.50%, 3/15/12 2 [PHP]                                                  119,085,000     2,085,795
----------------------------------------------------------------------------------------------------------------------
 Credit Suisse First Boston International, U.S. Dollar/South African
 Rand Linked Nts., Series FBi 43, 1.196%, 5/23/22 2                                           2,100,000     2,045,610
 Deutsche Bank AG:
 Deposit Linked Nts. to Basket Emerging Market Currencies,
 0.98%, 9/24/03                                                                               8,490,000     8,732,814
 Indonesian Rupiah Linked Nts., 14%, 6/22/09                                                  3,867,352     4,217,734
 Mexican Peso Linked Nts., 1.388%, 4/9/12 2                                                   3,000,000     2,960,700
----------------------------------------------------------------------------------------------------------------------
 JPMorgan Chase Bank:
 EMBI Plus Brazilian Real/EMBI Uruguay Peso Linked
 Certificate of Deposit, 0.20%, 7/21/03                                                       2,500,000     2,952,626
 EMBI Plus/Peruvian New Sol Linked Certificate of Deposit,
 1.80%, 12/19/03                                                                              1,800,000     1,586,500
 South African Rand Certificate of Deposit,
 1.086%, 6/20/03 [ZAR]                                                                       36,394,340     4,784,003


                    13 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                                 Principal          Market Value
                                                                                    Amount            See Note 1
-----------------------------------------------------------------------------------------------------------------
 Structured Notes Continued
 Salomon Smith Barney Holdings, Inc.:
 Chilean Peso Unsec. Linked Nts., 0.78%, 6/20/03 [CLP]                       1,590,570,000       $     2,166,299
 Mexican Nuevo Peso Index Linked Nts., 0.85%, 5/6/03 [MXN]                      94,440,640             8,975,749
 Mexican Nuevo Peso/Canadian Dollar Index Linked Nts.,
 0.85%, 5/2/03                                                                   4,070,000             4,015,055
-----------------------------------------------------------------------------------------------------------------
 Salomon Smith Barney, Inc.:
 Brazilian Real Currency-Indexed Credit Linked Nts., 0.78%,
 3/18/04 9 [BRR]                                                                 8,728,239             2,102,522
 Chilean Peso Indexed Linked Nts., 0.77%, 4/14/03 [CLP]                      1,505,000,000             2,007,353
-----------------------------------------------------------------------------------------------------------------
 Standard Chartered Bank, Indonesian Rupiah Linked Nts.,
 11.37%, 6/23/03                                                                 2,135,000             2,164,036
                                                                                                 ----------------
 Total Structured Notes (Cost $49,793,886)                                                            50,796,796

                                                    Date             Strike      Contracts
-----------------------------------------------------------------------------------------------------------------
 Options Purchased--0.0%

 Venezuela (Republic of) Debs.,
 Series DL, 2.312%, 12/18/07
 Put 4,5                                         4/30/03             72.500%           821                28,093
-----------------------------------------------------------------------------------------------------------------
 Venezuela (Republic of) Debs.,
 Series DL, 2.312%, 12/18/07
 Put 4,5                                         6/10/03             73.375            860                53,462
                                                                                                 ----------------
 Total Options Purchased (Cost $89,197)                                                                   81,555

-----------------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $445,725,652)                                98.7%                456,787,708
-----------------------------------------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                                 1.3                   6,149,117
                                                                            -------------------------------------
 Net Assets                                                                    100.0%            $   462,936,825
                                                                            =====================================

Footnotes to Statement of Investments
Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP   Argentine Peso               HUF   Hungarian Forint
BRR   Brazilian Real               JPY   Japanese Yen
CAD   Canadian Dollar              MXN   Mexican Nuevo Peso
CLP   Chilean Peso                 NZD   New Zealand Dollar
EUR   Euro                         PHP   Philippines Peso
FRF   French Franc                 SEK   Swedish Krona
GBP   British Pound Sterling       ZAR   South African Rand

1. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.
2. Represents the current interest rate for a variable or increasing rate security.
3. Issuer is in default.
4. Non-income producing security.
5. Identifies issues considered to be illiquid or restricted--See Note 10 of Notes to Financial Statements.
6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $14,825,373 or 3.20% of the Fund's net assets as of March 31, 2003.
7. Zero coupon bond reflects effective yield on the date of purchase.


                    14 | OPPENHEIMER INTERNATIONAL BOND FUND

Footnotes to Statement of Investments Continued

8. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                                     Contracts    Expiration     Exercise        Premium   Market Value
                                               Subject to Call         Dates        Price       Received     See Note 1
------------------------------------------------------------------------------------------------------------------------
 Mexican Nuevo Peso                                 8,000,000         6/13/03    10.700MXN      $   88,800    $  90,000

                                                      Contracts
                                                 Subject to Put
------------------------------------------------------------------------------------------------------------------------

 Mexican Nuevo Peso                                 8,000,000         6/13/03    11.000MXN         188,000      147,000

                                               Principal (000s)
                                                 Subject to Put
------------------------------------------------------------------------------------------------------------------------

 Venezuela (Republic of) Bonds, 9.25%, 9/15/27               $905     4/30/03      63.125%     47,965            36,381
 Venezuela (Republic of) Bonds, 9.25%, 9/15/27               860      6/10/03      64.250      34,830            45,150
                                                                                             ---------------------------
                                                                                              270,795           228,531
                                                                                             ---------------------------
                                                                                             $359,595          $318,531
                                                                                             ===========================

9. When-issued security to be delivered and settled after March 31, 2003.

                    15 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

Distribution of investments representing geographical holdings, as a percentage of total investments at value, is as follows:

 Geographical Holdings                    Market Value          Percent
-------------------------------------------------------------------------
 Mexico                                   $ 49,257,378            10.8%
 Japan                                      36,429,057             8.0
 Belgium                                    27,934,710             6.1
 Russia                                     26,313,187             5.8
 Germany                                    25,843,575             5.7
 France                                     21,851,299             4.8
 The Netherlands                            21,768,724             4.8
 Finland                                    19,989,074             4.4
 United States                              18,187,505             4.0
 Austria                                    17,632,125             3.9
 Greece                                     16,848,288             3.7
 Portugal                                   16,001,258             3.5
 Brazil                                     13,844,825             3.0
 New Zealand                                12,411,825             2.7
 Indonesia                                  12,276,795             2.7
 Philippines                                11,049,928             2.4
 South Africa                                8,456,013             1.9
 Italy                                       7,987,440             1.6
 Great Britain                               7,692,897             1.7
 Canada                                      7,686,075             1.7
 Turkey                                      7,628,050             1.7
 Hungary                                     7,302,431             1.6
 Peru                                        6,991,362             1.5
 Chile                                       5,154,177             1.1
 El Salvador                                 5,032,850             1.1
 Argentina                                   4,894,588             1.1
 Panama                                      4,669,167             1.0
 Colombia                                    4,402,380             1.0
 Malaysia                                    4,242,889             0.9
 Ukraine                                     4,175,293             0.9
 Korea, Republic of South                    3,229,188             0.7
 Uruguay                                     2,952,626             0.6
 Sweden                                      2,860,895             0.6
 Guatemala                                   2,811,988             0.6
 Bulgaria                                    2,807,208             0.6
 Ecuador                                     2,420,880             0.5
 Dominican Republic                          1,677,937             0.4
 Algeria                                       885,662             0.2
 Trinidad & Tobago                             809,025             0.2
 Morocco                                       723,450             0.2
 Nigeria                                       561,663             0.1
 Ivory Coast                                   446,033             0.1
 Poland                                        440,464             0.1
 Venezuela                                     203,985              --
 Hong Kong                                       1,539              --
                                          -------------------------------
 Total                                    $456,787,708           100.0%
                                          ===============================


See accompanying Notes to Financial Statements.

                    16 | OPPENHEIMER INTERNATIONAL BOND FUND

 STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 March 31, 2003


-----------------------------------------------------------------------------------------------
 Assets
 Investments, at value (cost $445,725,652)--
 see accompanying statement                                                      $ 456,787,708
-----------------------------------------------------------------------------------------------
 Cash--foreign currencies (cost $57,960)                                                43,121
-----------------------------------------------------------------------------------------------
 Cash used for collateral on futures and put options                                 2,203,000
-----------------------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                                 385,282
-----------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                   38,804,746
 Interest, dividends and principal paydowns                                          7,610,693
 Shares of beneficial interest sold                                                  3,438,750
 Other                                                                                   4,760
                                                                                 --------------
 Total assets                                                                      509,278,060

-----------------------------------------------------------------------------------------------
 Liabilities

 Bank overdraft                                                                     12,285,905
-----------------------------------------------------------------------------------------------
 Unrealized depreciation on foreign currency contracts                                 993,190
-----------------------------------------------------------------------------------------------
 Options written, at value (premiums received $359,595)--
 see accompanying statement                                                            318,531
-----------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased (including $6,642,856
 purchased on a when-issued basis)                                                  27,293,153
 Closed foreign currency contracts                                                   2,990,570
 Shares of beneficial interest redeemed                                              1,562,082
 Distribution and service plan fees                                                    258,878
 Dividends                                                                             230,103
 Swap contracts                                                                        109,018
 Daily variation on futures contracts                                                  101,810
 Shareholder reports                                                                    73,040
 Transfer and shareholder servicing agent fees                                          69,584
 Trustees' compensation                                                                    371
 Other                                                                                  55,000
                                                                                 --------------
 Total liabilities                                                                  46,341,235


-----------------------------------------------------------------------------------------------
 Net Assets                                                                      $ 462,936,825
                                                                                 ==============


-----------------------------------------------------------------------------------------------
 Composition of Net Assets

 Par value of shares of beneficial interest                                      $      96,780
-----------------------------------------------------------------------------------------------
 Additional paid-in capital                                                        464,135,932
-----------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                (895,762)
-----------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency transactions    (11,109,970)
-----------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of
 assets and liabilities denominated in foreign currencies                           10,709,845
                                                                                 --------------
 Net Assets                                                                      $ 462,936,825
                                                                                 ==============


                    17 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited / Continued


--------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $273,838,114 and 57,178,684 shares of beneficial interest outstanding) $4.79 Maximum offering price per share (net asset value plus sales charge of
 4.75% of offering price)                                                  $5.03
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $122,118,041 and 25,569,106 shares of beneficial interest outstanding)    $4.78
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $64,434,013 and 13,499,077 shares of beneficial interest outstanding)     $4.77
--------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $2,546,657 and 532,809 shares of beneficial interest outstanding)         $4.78



 See accompanying Notes to Financial Statements.


                    18 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF OPERATIONS  Unaudited

 For the Six Months Ended March 31, 2003


-----------------------------------------------------------------------------------------
 Investment Income
 Interest (net of foreign withholding taxes of $26,047)                    $  10,029,663
-----------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $11,128)                         100,182
                                                                           --------------
 Total investment income                                                      10,129,845

-----------------------------------------------------------------------------------------
 Expenses

 Management fees                                                               1,419,087
-----------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                         272,227
 Class B                                                                         548,686
 Class C                                                                         245,413
 Class N                                                                           4,531
-----------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                         214,780
 Class B                                                                         126,059
 Class C                                                                          59,136
 Class N                                                                           2,038
-----------------------------------------------------------------------------------------
 Custodian fees and expenses                                                      57,217
-----------------------------------------------------------------------------------------
 Shareholder reports                                                              11,967
-----------------------------------------------------------------------------------------
 Trustees' compensation                                                            6,466
-----------------------------------------------------------------------------------------
 Other                                                                            31,340
                                                                           --------------
 Total expenses                                                                2,998,947
 Less reduction to custodian expenses                                             (3,630)
                                                                           --------------
 Net expenses                                                                  2,995,317

-----------------------------------------------------------------------------------------
 Net Investment Income                                                         7,134,528


-----------------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments (including premiums on options exercised)                        11,831,820
 Closing of futures contracts                                                   (286,167)
 Closing and expiration of option contracts written                              220,141
 Foreign currency transactions                                                10,988,790
                                                                           --------------
 Net realized gain                                                            22,754,584
-----------------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 Investments                                                                   6,024,873
 Translation of assets and liabilities denominated
 in foreign currencies                                                         3,160,373
                                                                           --------------
 Net change                                                                    9,185,246
                                                                           --------------
 Net realized and unrealized gain                                             31,939,830


-----------------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations                        $39,074,358
                                                                           ==============



 See accompanying Notes to Financial Statements.


                    19 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                Six Months             Year
                                                                                     Ended            Ended
                                                                            March 31, 2003    September 30,
                                                                               (Unaudited)             2002
-------------------------------------------------------------------------------------------------------------
 Operations
 Net investment income                                                        $   7,134,528    $  11,988,533
-------------------------------------------------------------------------------------------------------------
 Net realized gain                                                               22,754,584       16,219,263
-------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                                            9,185,246        6,716,986
                                                                              -------------------------------
 Net increase in net assets resulting from operations                            39,074,358       34,924,782

-------------------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                                         (4,524,689)      (5,960,008)
 Class B                                                                         (1,797,226)      (3,128,518)
 Class C                                                                           (779,208)      (1,038,402)
 Class N                                                                            (33,095)         (12,245)
-------------------------------------------------------------------------------------------------------------
 Tax return of capital distribution:
 Class A                                                                               --         (1,001,844)
 Class B                                                                               --           (633,014)
 Class C                                                                               --           (212,641)
 Class N                                                                               --             (2,205)

-------------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                                         74,020,896       50,685,955
 Class B                                                                         12,658,048        7,421,458
 Class C                                                                         21,540,678       10,958,666
 Class N                                                                          1,126,067        1,158,705

-------------------------------------------------------------------------------------------------------------
 Net Assets

 Total increase                                                                 141,285,829       93,160,689
-------------------------------------------------------------------------------------------------------------
 Beginning of period                                                            321,650,996      228,490,307
                                                                              -------------------------------
 End of period [including overdistributed net
 investment income of
 $895,762 and $896,072, respectively]                                         $ 462,936,825    $ 321,650,996
                                                                              ===============================

 See accompanying Notes to Financial Statements.


                    20 | OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS

                                                      Six Months                                                   Year
                                                           Ended                                                  Ended
                                                  March 31, 2003                                              Sept. 30,
 Class A                                             (Unaudited)     2002        2001        2000        1999      1998
--------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                    $4.38       $3.95       $4.19       $4.23       $4.32      $5.51
--------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                     .10         .24         .30         .45         .58        .56
 Net realized and unrealized gain (loss)                   .40         .41       (.24)       (.08)       (.14)     (1.20)
                                                         -----------------------------------------------------------------
 Total from investment operations                          .50         .65         .06         .37         .44      (.64)
--------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.09)       (.19)          --       (.21)       (.53)      (.53)
 Tax return of capital distribution                         --       (.03)       (.30)       (.20)          --         --
 Distributions from net realized gain                       --          --          --          --          --      (.02)
                                                         -----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.09)       (.22)       (.30)       (.41)       (.53)      (.55)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $4.79       $4.38       $3.95       $4.19       $4.23      $4.32
                                                         =================================================================

--------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                     11.62%      16.78%       1.40%       8.93%      10.58%   (12.50)%

--------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)             $273,838    $181,456    $118,733    $100,928    $102,236   $ 97,404
--------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $227,089    $134,912    $117,000    $110,968    $101,948   $108,264
--------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                   4.00%       5.16%       7.10%      10.23%      13.47%     11.09%
 Expenses                                                1.22%       1.37%       1.38%       1.31%       1.26%      1.24% 3
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of
 transfer agent fees                                     1.22%       1.37%       1.38%       1.29%       1.25%      1.24%
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   32%        372%        377%        288%        285%       446%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                    21 | OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS  Continued

                                                      Six Months                                                    Year
                                                           Ended                                                   Ended
                                                  March 31, 2003                                               Sept. 30,
 Class B                                             (Unaudited)     2002         2001       2000        1999       1998
--------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                    $4.37       $3.94       $4.17       $4.22       $4.31      $5.50
--------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                     .08         .21         .26         .42         .55        .52
 Net realized and unrealized gain (loss)                   .41         .40       (.22)       (.09)       (.14)     (1.20)
                                                       -------------------------------------------------------------------
 Total from investment operations                          .49         .61         .04         .33         .41      (.68)
--------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.08)       (.15)          --       (.20)       (.50)      (.49)
 Tax return of capital distribution                         --       (.03)       (.27)       (.18)          --         --
 Distributions from net realized gain                       --          --          --          --          --      (.02)
                                                       -------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.08)       (.18)       (.27)       (.38)       (.50)      (.51)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $4.78       $4.37       $3.94       $4.17       $4.22      $4.31
                                                       ===================================================================


--------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                     11.20%      15.90%       0.85%       7.94%       9.79%   (13.16)%

--------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)             $122,118    $100,049     $84,427    $ 98,272    $118,632   $119,998
--------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $110,152    $ 85,244     $93,455    $115,116    $122,878   $128,789
--------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                   3.27%       4.41%       6.40%       9.63%      12.70%     10.33%
 Expenses                                                2.02%       2.14%       2.14%       2.05%       2.02%      2.00% 3
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of
 transfer agent fees                                     2.02%       2.14%       2.14%       2.03%       2.01%      2.00%
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   32%        372%        377%        288%        285%       446%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                    22 | OPPENHEIMER INTERNATIONAL BOND FUND

                                                      Six Months                                                    Year
                                                           Ended                                                   Ended
                                                  March 31, 2003                                               Sept. 30,
 Class C                                             (Unaudited)     2002        2001        2000        1999       1998
--------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                    $4.37       $3.94       $4.17       $4.22       $4.31      $5.50
--------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                     .08         .21         .26         .41         .55        .52
 Net realized and unrealized gain (loss)                   .40         .40        (.22)       (.08)       (.14)     (1.20)
                                                       -------------------------------------------------------------------
 Total from investment operations                          .48         .61         .04         .33         .41      (.68)
--------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.08)       (.15)          --       (.19)       (.50)      (.49)
 Tax return of capital distribution                         --       (.03)       (.27)       (.19)          --         --
 Distributions from net realized gain                       --          --          --          --          --      (.02)
                                                       -------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.08)       (.18)       (.27)       (.38)       (.50)      (.51)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $4.77       $4.37       $3.94       $4.17       $4.22      $4.31
                                                       ===================================================================

--------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                     10.95%      15.90%       0.85%       7.95%       9.80%   (13.16)%

--------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $64,434     $38,865     $25,221     $27,663     $29,456    $27,636
--------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $49,355     $28,635     $27,125     $30,710     $28,918    $29,336
--------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                   3.17%       4.37%       6.39%       9.55%      12.76%     10.33%
 Expenses                                                2.03%       2.14%       2.14%       2.05%       2.02%      2.00% 3
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of
 transfer agent fees                                     2.03%       2.14%       2.14%       2.03%       2.01%      2.00%
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   32%        372%        377%        288%        285%       446%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                    23 | OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS  Continued

                                                                             Six Months                   Year
                                                                                  Ended                  Ended
                                                                         March 31, 2003              Sept. 30,
 Class N                                                                    (Unaudited)     2002        2001 1
---------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                                            $4.37       $3.95       $4.23
---------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                             .09         .21         .16
 Net realized and unrealized gain (loss)                                           .41         .42       (.28)
                                                                                -------------------------------
 Total from investment operations                                                  .50         .63       (.12)
---------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                             (.09)       (.18)         --
 Tax return of capital distribution                                                 --        (.03)       (.16)
 Distributions from net realized gain                                               --          --          --
                                                                                -------------------------------
 Total dividends and/or distributions to shareholders                             (.09)       (.21)       (.16)
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                  $4.78       $4.37       $3.95
                                                                                ===============================

---------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                             11.48%      16.23%     (2.88)%

---------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                                       $2,547      $1,280        $109
---------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                              $1,824      $  297        $ 34
---------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                                           3.64%       4.87%       6.56%
 Expenses                                                                        1.51%       1.57%       1.39%
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                           32%        372%        377%


1. For the period from March 1, 2001 (inception of offering) to September 30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                    24 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer International Bond Fund (the Fund) is a registered investment company organized as a Massachusetts Business Trust. The Fund is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
 (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Structured Notes. The Fund invests in foreign currency-linked structured notes whose market values and redemption prices are linked to foreign currency exchange rates. The Fund also invests in "index-linked" notes whose principal and/or interest payments depend on the performance of an underlying index. The structured notes are leveraged, which increases the volatility of each note's market value relative to the change in the underlying foreign currency exchange rate or underlying index. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of March 31, 2003, the market value of these securities comprised 11.0% of the Fund's net assets and resulted in unrealized gains in the current period of $1,002,910. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.


                    25 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2003, the Fund had entered into when-issued purchase commitments of $6,642,856.
--------------------------------------------------------------------------------
 Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of March 31, 2003, securities with an aggregate market value of $4,525,753, representing 0.98% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
 Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.


                    26 | OPPENHEIMER INTERNATIONAL BOND FUND

    As of March 31, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $14,571,211. This estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules for the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the period, the Fund used $22,754,584 of carryforward to offset capital gains realized.

    As of September 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:
                              Expiring
                             -----------------------
                              2002       $ 3,670,346
                              2003           449,603
                              2006         3,413,515
                              2007        24,055,190
                              2008         4,438,059
                              2009         1,299,082
                                         -----------
                              Total      $37,325,795 1
                                         ===========

 1. Includes $4,119,949 of the $8,187,009 unused capital loss carryforward acquired in the February 15, 2001 merger with Oppenheimer World Bond Fund which is no longer subject to limitation under IRS Sections 382 or 384.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

 The tax character of distributions paid during the six months ended March 31, 2003 and the year ended September 30, 2002 was as follows:

                                Six Months Ended               Year Ended
                                  March 31, 2003       September 30, 2002
      --------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                 $7,134,218              $10,139,173
      Long-term capital gain                  --                       --
      Return of capital                       --                1,849,704
                                      ------------------------------------
      Total                           $7,134,218              $11,988,877
                                      ====================================

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at



                    27 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             Six Months Ended March 31, 2003          Year Ended September 30, 2002
                                   Shares            Amount                Shares            Amount
----------------------------------------------------------------------------------------------------
 Class A
 Sold                          28,525,249      $133,580,618            29,697,373      $129,350,915
 Dividends and/or
 distributions reinvested         766,744         3,560,292             1,145,883         4,834,797
 Redeemed                     (13,541,305)      (63,120,014)          (19,476,112)      (83,499,757)
                             -----------------------------------------------------------------------
 Net increase                  15,750,688      $ 74,020,896            11,367,144      $ 50,685,955
                             =======================================================================

----------------------------------------------------------------------------------------------------
 Class B
 Sold                           8,239,048      $ 38,342,923             9,030,170      $ 39,252,375
 Dividends and/or
 distributions reinvested         266,317         1,229,292               515,987         2,162,691
 Redeemed                      (5,841,942)      (26,914,167)           (8,090,580)      (33,993,608)
                             -----------------------------------------------------------------------
 Net increase                   2,663,423      $ 12,658,048             1,455,577      $  7,421,458
                             =======================================================================

----------------------------------------------------------------------------------------------------
 Class C
 Sold                           6,243,595      $ 29,167,398             4,734,148      $ 20,471,644
 Dividends and/or
 distributions reinvested         118,278           546,965               180,877           759,597
 Redeemed                      (1,765,974)       (8,173,685)           (2,420,774)      (10,272,575)
                             -----------------------------------------------------------------------
 Net increase                   4,595,899      $ 21,540,678             2,494,251      $ 10,958,666
                             =======================================================================

----------------------------------------------------------------------------------------------------
 Class N
 Sold                             281,554      $  1,318,742               292,426      $  1,277,397
 Dividends and/or
 distributions reinvested           5,600            26,013                 2,942            12,571
 Redeemed                         (47,311)         (218,688)              (29,964)         (131,263)
                             -----------------------------------------------------------------------
 Net increase                     239,843      $  1,126,067               265,404      $  1,158,705
                             =======================================================================


                    28 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended March 31, 2003, were $545,683,565 and $451,284,568, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager acts as the transfer and shareholder servicing agent for the Fund. The Fund pay OFS a $22.50 per account fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      Aggregate           Class A      Concessions        Concessions       Concessions      Concessions
                      Front-End         Front-End       on Class A         on Class B        on Class C       on Class N
                  Sales Charges     Sales Charges           Shares             Shares            Shares           Shares
 Six Months          on Class A       Retained by      Advanced by        Advanced by       Advanced by      Advanced by
 Ended                   Shares       Distributor    Distributor 1      Distributor 1     Distributor 1    Distributor 1
-------------------------------------------------------------------------------------------------------------------------
 March 31, 2003        $633,104          $126,531         $130,081           $700,389          $209,133           $8,646

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                                   Class A            Class B            Class C              Class N
                                                Contingent         Contingent         Contingent           Contingent
                                                  Deferred           Deferred           Deferred             Deferred
                                             Sales Charges      Sales Charges      Sales Charges        Sales Charges
                                               Retained by        Retained by        Retained by          Retained by
 Six Months Ended                              Distributor        Distributor        Distributor          Distributor
----------------------------------------------------------------------------------------------------------------------
 March 31, 2003                                     $4,049           $235,540            $12,583               $1,445


                    29 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued


--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the six months ended March 31, 2003, payments under the Class A Plan totaled $272,227, all of which were paid by the Distributor to recipients, and included $9,112 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the six months ended March 31, 2003, were as follows:

                                                                                  Distributor's
                                                             Distributor's            Aggregate
                                                                 Aggregate         Unreimbursed
                                                              Unreimbursed         Expenses as %
                        Total Payments     Amount Retained        Expenses        of Net Assets
                            Under Plan      by Distributor      Under Plan             of Class
-------------------------------------------------------------------------------------------------
 Class B Plan                 $548,686            $438,965      $5,560,264                 4.55%
 Class C Plan                  245,413             104,609       1,460,181                 2.27
 Class N Plan                    4,531               4,236          32,268                 1.27
-------------------------------------------------------------------------------------------------

 5. Foreign Currency Contracts
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.


                    30 | OPPENHEIMER INTERNATIONAL BOND FUND

 As of March 31, 2003, the Fund had outstanding foreign currency contracts as follows:

                                               Contract
                           Expiration            Amount  Valuation as of    Unrealized     Unrealized
 Contract Description           Dates            (000s)   March 31, 2003  Appreciation   Depreciation
-----------------------------------------------------------------------------------------------------
 Contracts to Purchase
 Australian Dollar [AUD]      4/28/03-
                                6/5/03         27,360AUD     $16,443,207    $  45,289      $ 135,976
 British Pound Sterling [GBP]   5/7/03          5,520GBP       8,704,553           --         90,796
 Euro [EUR]                    5/12/03          1,220EUR       1,329,256       16,231             --
 Japanese Yen [JPY]           4/25/03-
                               4/30/03      5,679,030JPY      47,941,653       76,848        526,241
 New Zealand Dollar [NZD]      4/28/03          7,310NZD       4,036,850       50,707             --
 Norwegian Krone [NOK]         4/28/03         27,190NOK       3,734,302       44,720             --
                                                                             ------------------------
                                                                              233,795        753,013
                                                                             ------------------------
 Contracts to Sell
 Euro [EUR]                   4/25/03-
                               5/14/03         70,645EUR       76,978,248      48,469        105,666
 New Zealand Dollar [NZD]       6/5/03         22,565NZD       12,400,461     103,018             --
 Philippines Peso [PHP]        4/25/03        128,028PHP        2,380,342          --         45,344
 Swiss Franc [CHF]             4/28/03          5,430CHF        4,021,100          --         89,167
                                                                             ------------------------
                                                                              151,487        240,177
                                                                             ------------------------
 Total Unrealized Appreciation and Depreciation                              $385,282       $993,190
                                                                             ========================

--------------------------------------------------------------------------------
 6. Futures Contracts
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.


                    31 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 6. Futures Contracts Continued
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

 As of March 31, 2003, the Fund had outstanding futures contracts as follows:

                                                                                                  Unrealized
                                     Expiration        Number of         Valuation as of        Appreciation
 Contract Description                     Dates        Contracts          March 31, 2003      (Depreciation)
-------------------------------------------------------------------------------------------------------------
 Contracts to Purchase
 Euro-Bundesobligation                 6/6/03               550           $ 67,037,873           $  462,123
                                                                                                 ------------

 Contracts to Sell
 U.S. Long Bonds                       6/19/03               25              2,818,750              (79,688)
 U.S. Treasury Nts., 5 yr.             6/19/03            1,121            127,233,500             (626,948)
                                                                                                 ------------
                                                                                                   (706,635)
                                                                                                 ------------
                                                                                                  $(244,512)
                                                                                                 ============

--------------------------------------------------------------------------------
 7. Option Activity
 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
    Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


                    32 | OPPENHEIMER INTERNATIONAL BOND FUND

 Written option activity for the six months ended March 31, 2003 was as follows:

                                                      Call Options                              Put Options
                                 --------------------------------------  ------------------------------------
                                  Principal (000s)/                       Principal (000s)/
                                          Number of      Amount of                Number of       Amount of
                                          Contracts       Premiums                Contracts        Premiums
----------------------------------------------------------------------  ------------------------------------
 Options outstanding as of
 September 30, 2002                              --      $      --                    1,970      $ 175,330
 Options written                         21,737,100        208,744                8,002,745        315,875
 Options closed or expired                       --             --                   (2,950)      (220,410)
 Options exercised                      (13,737,100)      (119,944)                      --             --
                                        --------------------------------------------------------------------
 Options outstanding as of
 March 31, 2003                           8,000,000        $88,800                8,001,765       $270,795
                                        ====================================================================

--------------------------------------------------------------------------------
 8. Interest Rate Swap Contracts
 The Fund may enter into an interest rate swap transaction to seek to maintain a total return or yield spread on a particular investment or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The Fund records an increase or decrease to interest income, in the amount due to or owed by the Fund at termination or settlement.
    Interest rate swaps are subject to credit risk (if the counterparty fails to meet its obligations) and interest rate risk. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.

 As of March 31, 2003, the Fund had entered into the following interest rate swap agreements:

                                                               Floating Rate
                                              Rate Paid by       Received by
                               Notional        the Fund at       the Fund at        Floating   Termination     Unrealized
 Swap Counterparty            Principal     March 31, 2003    March 31, 2003      Rate Index          Date   Depreciation
--------------------------------------------------------------------------------------------------------------------------
                                                                                      Three-
 JPMorgan                                                                              Month
 Chase Bank                 $27,000,000           3.342%              1.29%       LIBOR flat      3/31/08       $106,908


--------------------------------------------------------------------------------------------------------------------------

 9. Credit Swap Transactions
 The Fund may enter into a credit swap transaction to seek to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The Fund records an increase or decrease to interest income, in the amount due to or owed by the Fund at termination or settlement. Credit swaps are subject to credit risks (if the counterparty fails to meet its obligations).


                    33 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 9. Credit Swap Transactions Continued
 During the six months ended March 31, 2003, the Fund entered into a transaction to hedge credit risk. The Fund pays an annual 2% interest fee on the notional amount in exchange for the counterparty paying in a potential credit event. Information regarding the credit swap is as follows:

                                                                                                             Unrealized
                                                Expiration         Notional      Valuation as of           Appreciation
 Contract Description                                Dates           Amount       March 31, 2003         (Depreciation)
------------------------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, United Mexican
 States Credit Nts.                               1/24/13           885,000             $(22,125)             $(22,125)
 JPMorgan Chase Bank, Jordan
 (Kingdom of) Credit Nts.                         6/6/06            390,000               20,015                20,015
                                                                                                             -----------
                                                                                                              $ (2,110)
                                                                                                             ===========

--------------------------------------------------------------------------------
 10. Illiquid or Restricted Securities
 As of March 31, 2003, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of March 31, 2003 was $15,791,741, which represents 3.41% of the Fund's net assets, of which $43,121 is considered restricted. Information concerning restricted securities is as follows:

                           Acquisition                                  Valuation as of         Unrealized
 Security                         Date                 Cost              March 31, 2003       Depreciation
-----------------------------------------------------------------------------------------------------------
 Currency
 Argentine Peso               1/15/02                $57,960                  $43,121             $14,839

--------------------------------------------------------------------------------
 11. Borrowing and Lending Arrangements
 Bank Borrowings. The Fund has the ability to borrow from banks for temporary or emergency purposes. Asset coverage for borrowings must be at least 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit from a bank, for liquidity purposes. Under that line of credit, each fund was charged interest on its borrowings at a rate equal to the Federal Funds rate plus 0.45%. The Fund paid a commitment fee on its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The credit facility was terminated on November 12, 2002, when the Fund entered into the interfund borrowing and lending arrangements described below.
    The Fund had no outstanding borrowings under the credit facility through November 12, 2002.

                    34 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
 Interfund Borrowing and Lending Arrangements. Commencing November 12, 2002, the Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the investment manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the six months ended or at March 31, 2003.

                    35 | OPPENHEIMER INTERNATIONAL BOND FUND

OPPENHEIMER INTERNATIONAL BOND FUND



-------------------------------------------------------------------------------
 Trustees and Officers            James C. Swain, Chairman and Trustee
                                  John V. Murphy, President and Trustee
                                  William L. Armstrong, Trustee
                                  Robert G. Avis, Trustee
                                  George C. Bowen, Trustee
                                  Edward L. Cameron, Trustee
                                  Jon S. Fossel, Trustee
                                  Sam Freedman, Trustee
                                  Beverly L. Hamilton, Trustee
                                  Robert J. Malone, Trustee
                                  F. William Marshall, Trustee
                                  Ruggero de'Rossi, Vice President
                                  Robert G. Zack, Vice President and Secretary
                                  Brian W. Wixted, Treasurer


-------------------------------------------------------------------------------
 Investment Advisor               OppenheimerFunds, Inc.

-------------------------------------------------------------------------------
 Distributor                      OppenheimerFunds Distributor, Inc.

-------------------------------------------------------------------------------
 Transfer and Shareholder         OppenheimerFunds Services
 Servicing Agent

-------------------------------------------------------------------------------
 Independent Auditors             Deloitte & Touche LLP

-------------------------------------------------------------------------------
 Legal Counsel                    Myer, Swanson, Adams & Wolf, P.C.
 to the Fund

-------------------------------------------------------------------------------
 Legal Counsel to the             Mayer Brown Rowe & Maw
 Independent Trustees

                                  The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.


         (C)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.

                    36 | OPPENHEIMER INTERNATIONAL BOND FUND

OPPENHEIMERFUNDS FAMILY

------------------------------------------------------------------------------------------------------------
 Global Equity          Developing Markets Fund                        Global Fund
                        International Small Company Fund               Quest Global Value Fund, Inc.
                        International Growth Fund                      Global Opportunities Fund 1
------------------------------------------------------------------------------------------------------------
 Equity                 Stock                                          Stock & Bond
                        Emerging Technologies Fund                     Quest Opportunity Value Fund
                        Emerging Growth Fund                           Total Return Fund, Inc.
                        Enterprise Fund                                Quest Balanced Value Fund
                        Discovery Fund                                 Capital Income Fund
                        Main Street Small Cap Fund(R)                  Multiple Strategies Fund
                        Small Cap Value Fund                           Disciplined Allocation Fund
                        MidCap Fund                                    Convertible Securities Fund
                        Main Street Opportunity Fund(R)                Specialty
                        Growth Fund                                    Real Asset Fund(R)
                        Capital Appreciation Fund                      Gold & Special Minerals Fund
                        Main Street Fund(R) 2                          Tremont Market Neutral Fund, LLC 3
                        Value Fund                                     Tremont Opportunity Fund, LLC 3
                        Quest Capital Value Fund, Inc.
                        Quest Value Fund, Inc.
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
------------------------------------------------------------------------------------------------------------
 Income                 Taxable                                        Rochester Division
                        International Bond Fund                        California Municipal Fund 5
                        High Yield Fund                                New Jersey Municipal Fund 5
                        Champion Income Fund                           AMT-Free New York Municipals 5,6
                        Strategic Income Fund                          Municipal Bond Fund
                        Bond Fund                                      Limited Term Municipal Fund
                        Total Return Bond Fund                         Rochester National Municipals
                        Senior Floating Rate Fund                      Rochester Fund Municipals
                        U.S. Government Trust                          Limited Term New York Municipal Fund
                        Limited-Term Government Fund                   Pennsylvania Municipal Fund 5
                        Capital Preservation Fund 4
------------------------------------------------------------------------------------------------------------
 Select Managers        Stock                                          Stock & Bond
                        Mercury Advisors Focus Growth Fund             QM Active Balanced Fund 4
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund
                        Mercury Advisors S&P 500(R) Index Fund 4
------------------------------------------------------------------------------------------------------------
 Money Market 7         Money Market Fund, Inc.                        Cash Reserves

1. The Fund's name changed from Oppenheimer Global Growth & Income Fund on
6/1/03.
2. The Fund's name changed from Oppenheimer Main Street Growth & Income
Fund(R) on 4/30/03.
3. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
4. Available only through qualified retirement plans.
5. Available to investors only in certain states.
6. The Fund's name changed from Oppenheimer New York Municipal Fund on 1/22/03.
7. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

                    37 | OPPENHEIMER INTERNATIONAL BOND FUND

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RS0880.001.0303    May 30, 2003